UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 25, 2014

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2014, MTS Systems Corporation (the “Company”) issued a press release announcing the retirement of Susan E. Knight from the role of Senior Vice President and Chief Financial Officer. Ms. Knight’s retirement will be effective at the end of calendar year 2014. In the press release, the Company also announced that Jeffrey Oldenkamp, 42, will replace Ms. Knight as Chief Financial Officer of the Company upon her retirement. Mr. Oldenkamp joined the Company in January 2014 as its Vice President of Finance in the Test business. Prior to joining the Company, Mr. Oldenkamp was with Nilfisk-Advance Incorporated, a manufacturer of professional cleaning equipment, as its Americas Operations Chief Financial Officer and Vice President of Finance (January 2012 to January 2014); Vice President Finance (April 2008 to December 2011) and Corporate Controller (April 2007 to March 2008).

A copy of the above-mentioned press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated June 25, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: June 25, 2014	By:	/s/ Susan E. Knight
Susan E. Knight Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title
99.1	Press Release dated June 25, 2014